Exhibit 99.2

Supplemental Information

September 30, 2009

Supplemental Information

Table of Contents

September 30, 2009

The information within refers to all Highwoods Properties’ wholly-owned entities, except pages 30 to 37, unless noted otherwise. Wholly-owned entities include properties classified as both continuing operations and discontinued operations.

All financial information contained in this document is unaudited. In addition, certain matters discussed in this supplemental, including estimates of net operating income, pre-leasing commitments and the cost, timing and stabilization of announced development projects, are forward-looking statements within the meaning of the federal securities laws. Although Highwoods believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Factors that could cause actual results to differ materially from Highwoods’ current expectations include general economic conditions, local real estate conditions, the timely development and lease-up of properties, and other risks listed at the end of our third quarter earnings press release and detailed from time to time in the Company’s SEC reports. Highwoods assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

This supplemental also includes non-GAAP financial measures, such as Funds From Operations (FFO) and net operating income (NOI). Definitions of FFO and NOI and an explanation of management’s view of the usefulness and risks of FFO and NOI can be found toward the end of the third quarter earnings press release.

Highwoods Properties, Inc.	TOC	9/30/09

Summary

Amounts in thousands, except per share amounts

	Three Months Ended
	09/30/09	06/30/09	03/31/09	12/31/08	09/30/08
Shares and units:
Common shares outstanding at end of period	71,071	70,848	63,763	63,572	63,545
Common units outstanding at end of period	3,965	4,059	4,067	4,067	3,906
Weighted average common shares outstanding - basic	70,902	66,122	63,631	63,563	58,998
Weighted average common shares outstanding - diluted	75,072	70,234	67,705	67,568	63,228
Share price:
At end of period	$31.45	$22.37	$21.42	$27.36	$35.56
High close during period	32.84	26.13	26.17	34.29	37.94
Low close during period	20.12	20.34	16.57	15.59	29.88
Financial information:
Land sale gains, net of (impairments)	$15	$124	$—	$(1,565)	$1,727
Gains on for sale residential condominiums, net of partner’s interest	160	295	550	4,301	—
Lease termination income	124	171	1,138	216	436
Straight line rental income	535	718	1,534	701	967
Capitalized interest	1,154	1,317	1,504	1,399	2,106
Impairments on depreciable properties 1/	(576)	—	—	(32,442)	—
Gains on debt extinguishment	657	630	—	—	—
Gains on disposition of depreciable properties 2/	19	21,794	92	6,685	3,155
Funds from operations per share - diluted	$0.62	$0.70	$0.70	$0.20	$0.71
Funds from operations per share - diluted, excluding certain items 3/	$0.62	$0.69	$0.70	$0.67	$0.71
Wholly - owned property information:
In-Service rentable square feet:
Office	20,319	19,988	19,594	19,556	19,416
Industrial	6,463	6,463	6,463	6,467	6,049
Retail	909	909	1,337	1,350	1,342

Total	27,691	27,360	27,394	27,373	26,807

In-Service occupancy:
Office	88.6%	89.0%	89.1%	90.2%	90.3%
Industrial	84.6%	84.5%	87.9%	92.6%	95.2%
Retail	92.9%	90.7%	93.2%	94.6%	93.6%

Total	87.8%	88.0%	89.0%	91.0%	91.6%

1/	September 30, 2009 amount includes $199 representing the Company’s share of an impairment recorded by an unconsolidated joint venture.
2/	June 30, 2009 amount includes $781 representing the Company’s share of a gain recorded by an unconsolidated joint venture.
3/	Excludes impairments on depreciable assets, gains on debt extinguishments, and preferred stock redemption/repurchase charges.

Highwoods Properties, Inc.	i	9/30/09

Corporate Information

Board of Directors

O. Temple Sloan Jr., Chairman

Thomas W. Adler

Gene H. Anderson

Edward J. Fritsch

David J. Hartzell, Ph.D.

Lawrence S. Kaplan

Sherry A. Kellett

L. Glenn Orr Jr.

Corporate Officers

Edward J. Fritsch

President, Chief Executive Officer and Director

Michael E. Harris

Executive Vice President and Chief Operating Officer

Terry L. Stevens

Senior Vice President, Chief Financial Officer

Daniel L. Clemmens

Vice President, Chief Accounting Officer

S. Hugh Esleeck

Treasurer

Peter T. Jardine

Vice President, Corporate Marketing

Carman J. Liuzzo

Vice President, Investments

Art H. McCann

Chief Information Officer

Jeffrey D. Miller

Vice President, General Counsel and

Secretary

Kevin E. Penn

Vice President, Strategy

Michael D. Starchville

Vice President, Asset Management

Tabitha N. Zane

Vice President, Investor Relations and

Corporate Communications

Research Coverage

Bank of America/Merrill Lynch

Jamie Feldman - 212-449-6339

Citigroup Global Markets

Michael Bilerman - 212-816-1383

Credit Suisse - North America

Steve Benyik - 212-538-0239

Deutsche Bank

John Perry - 212-250-4912

Friedman, Billings, Ramsey & Co., Inc.

Wilkes Graham - 703-312-9737

Green Street Advisors

Cedric Lachance - 949-640-8780

Macquarie Research

Nick Pirsos - 212-231-2457

RBC Capital Markets

Dave Rodgers - 440-715-2647

RW Baird

Chris Lucas - 703-821-5780

Stifel Nicolaus

John Guinee - 443-224-1307

Erin Aslakson - 443-224-1350

Wells Fargo Securities, LLC

Brendan Maiorana - 443-263-6516

Highwoods Properties, Inc.	ii	9/30/09

Corporate Information

Divisional Officers

Atlanta, GA

James V. Bacchetta, Vice President

Kansas City, MO

Glenn E. Stephenson, Vice President

Memphis, TN

Steven L. Guinn, Vice President

Nashville, TN; Memphis,TN; Greenville, SC

W. Brian Reames - Senior Vice President

Orlando, FL

Steven J. Garrity, Vice President

Piedmont Triad, NC

E. F. “Rick” Dehnert, Vice President

Raleigh, NC

Thomas “Skip” Hill, Vice President

Richmond, VA

Paul W. Kreckman, Vice President

Tampa, FL

Daniel E. Woodward, Vice President

Corporate Headquarters

Highwoods Properties, Inc.

3100 Smoketree Court, Suite 600

Raleigh, NC 27604

919-872-4924

Stock Exchange

NYSE         Trading Symbol: HIW

Investor Relations Contact

Tabitha Zane

Vice President, Investor Relations and Corporate Communications

Phone:    919-431-1529

Fax:        919-431-1439

E-mail:   tabitha.zane@highwoods.com

Information Request

To request a standard Investor Relations package, Annual Report or to be added to our e-mail, please contact the Corporate Communications/IR Specialist at: Email: HIW-IR@highwoods.com

The Company

Highwoods Properties, Inc., a member of the S&P MidCap 400 Index, is a fully integrated, self-administered and self-managed equity real estate investment trust (“REIT”) that provides leasing, management, development, construction and other customer-related services for its properties and for third parties. As of September 30, 2009, the Company owned or had an interest in 380 in-service office, industrial and retail properties encompassing approximately 35.4 million square feet. Highwoods also wholly-owned 580 acres of development land. Highwoods is based in Raleigh, North Carolina, and its properties and development land are located in Florida, Georgia, Iowa, Maryland, Mississippi, Missouri, North Carolina, South Carolina, Tennessee, and Virginia. For more information about Highwoods Properties, please visit our website at www.highwoods.com.

Highwoods Properties, Inc.	iii	9/30/09

Consolidated Statements of Income

Amounts in thousands, except per share amounts

	Nine Months Ended		Three Months Ended
	09/30/09	09/30/08	09/30/09	06/30/09	03/31/09	12/31/08	09/30/08
Rental and other revenues	$340,508	$336,054	$114,229	$112,884	$113,395	$114,424	$112,755
Operating expenses:
Rental property and other expenses	123,114	118,976	42,939	39,379	40,796	43,143	40,911
Depreciation and amortization	98,443	92,405	32,637	32,853	32,953	32,379	31,458
Impairment of assets held for use	—	—	—	—	—	32,846	—
General and administrative	27,286	29,362	9,485	9,486	8,315	8,681	8,885

Total operating expenses	248,843	240,743	85,061	81,718	82,064	117,049	81,254

Interest expense:
Contractual	60,525	69,803	20,001	19,945	20,579	23,055	22,995
Amortization of deferred financing costs	1,978	2,038	627	689	662	678	714
Financing obligations	2,151	2,287	706	710	735	631	783

	64,654	74,128	21,334	21,344	21,976	24,364	24,492

Other income:
Interest and other income	6,615	3,406	3,324	2,284	1,007	419	1,017
Gains on debt extinguishment	1,287	—	657	630	—	—	—

	7,902	3,406	3,981	2,914	1,007	419	1,017

Income/(loss) from continuing operations before disposition of property and condominiums and equity in earnings of unconsolidated affiliates	34,913	24,589	11,815	12,736	10,362	(26,570)	8,026
Gains/(losses) on disposition of property	247	1,852	34	194	19	(1,071)	1,745
Gains on for sale residential condominiums 1/	823	—	187	289	347	5,617	—
Equity in earnings of unconsolidated affiliates	3,844	4,723	682	1,862	1,300	1,155	1,214

Income/(loss) from continuing operations	39,827	31,164	12,718	15,081	12,028	(20,869)	10,985
Discontinued operations:
Income from discontinued operations	2,381	5,417	232	1,050	1,099	1,413	1,602
Net gains/(losses) from discontinued operations	20,639	11,890	(377)	20,943	73	6,595	3,137

	23,020	17,307	(145)	21,993	1,172	8,008	4,739

Net income/(loss)	62,847	48,471	12,573	37,074	13,200	(12,861)	15,724
Net (income)/loss attributable to noncontrolling interests in the Operating Partnership	(3,339)	(2,544)	(591)	(2,054)	(694)	967	(812)
Net (income) attributable to noncontrolling interests in consolidated affiliates	(158)	(590)	(24)	(116)	(18)	(1,451)	(201)
Dividends on preferred stock	(5,031)	(8,127)	(1,677)	(1,677)	(1,677)	(1,677)	(2,451)
Excess of preferred stock redemption cost over carrying value	—	(108)	—	—	—	—	(108)

Net income/(loss) available for common stockholders	$54,319	$37,102	$10,281	$33,227	$10,811	$(15,022)	$12,152

Earnings per common share - diluted:
Income/(loss) from continuing operations available for common stockholders	$0.49	$0.36	$0.14	$0.19	$0.15	$(0.36)	$0.13
Income from discontinued operations available for common stockholders	0.32	0.28	—	0.31	0.02	0.12	0.08

Net income/(loss) available for common stockholders	$0.81	$0.64	$0.14	$0.50	$0.17	$(0.24)	$0.21

Weighted average common shares outstanding - diluted	71,024	62,176	75,072	70,234	67,705	63,563	63,228

Dividends declared and paid per common share	$1.275	$1.275	$0.425	$0.425	$0.425	$0.425	$0.425

Net income/(loss) available for common stockholders:
Income/(loss) from continuing operations available for common stockholders	$32,642	$20,910	$10,418	$12,514	$9,710	$(22,548)	$7,711
Income/(loss) from discontinued operations available for common stockholders	21,677	16,192	(137)	20,713	1,101	7,526	4,441

Net income/(loss) available for common stockholders	$54,319	$37,102	$10,281	$33,227	$10,811	$(15,022)	$12,152

1/	After adjusting for our partner’s share, which is reflected in “Net income attributable to noncontrolling interest in consolidated affiliates”, net. gains to the Company were $160 and $1,005 for the three and nine months ended September 30, 2009, respectively.

Highwoods Properties, Inc.	1	9/30/09

Funds from Operations

and Additional Information

Amounts in thousands, except per share amounts

	Nine Months Ended		Three Months Ended
	09/30/09	09/30/08	09/30/09	06/30/09	03/31/09	12/31/08	09/30/08
Funds from operations:
Net income/(loss)	$62,847	$48,471	$12,573	$37,074	$13,200	$(12,861)	$15,724
Net (income)/loss attributable to noncontrolling interests in the Operating Partnership	(3,339)	(2,544)	(591)	(2,054)	(694)	967	(812)
Net (income) attributable to noncontrolling interests in consolidated affiliates	(158)	(590)	(24)	(116)	(18)	(1,451)	(201)
Dividends on preferred stock	(5,031)	(8,127)	(1,677)	(1,677)	(1,677)	(1,677)	(2,451)
Excess of preferred stock redemption cost over carrying value	—	(108)	—	—	—	—	(108)

Net income/(loss) available for common stockholders	54,319	37,102	10,281	33,227	10,811	(15,022)	12,152
Add/(deduct):
Depreciation and amortization of real estate assets	97,003	90,933	32,131	32,362	32,510	31,906	30,987
(Gains) on disposition of depreciable properties	(108)	(36)	(19)	(70)	(19)	(90)	(18)
Net (income)/loss attributable to noncontrolling interests from the Operating Partnership	3,339	2,544	591	2,054	694	(967)	812
Unconsolidated affiliates:	—	—
Depreciation and amortization of real estate assets	9,825	9,466	3,352	3,223	3,250	3,285	3,136
(Gains) on disposition of depreciable properties	(781)	—	—	(781)	—	—	—
Discontinued operations:	—	—
Depreciation and amortization of real estate assets	756	2,187	52	233	471	649	652
(Gains) on disposition of depreciable properties	(21,016)	(11,890)	—	(20,943)	(73)	(6,595)	(3,137)

Funds from operations	$143,337	$130,306	$46,388	$49,305	$47,644	$13,166	$44,584

Funds from operations per share - diluted
Net income/(loss) available for common stockholders	$0.81	$0.64	$0.14	$0.50	$0.17	$(0.24)	$0.21
Add/(deduct):
Depreciation and amortization of real estate assets	1.37	1.46	0.43	0.46	0.47	0.47	0.49
(Gains) on disposition of depreciable properties	—	—	—	—	—	—	—
Unconsolidated affiliates:
Depreciation and amortization of real estate assets	0.14	0.15	0.05	0.05	0.05	0.05	0.05
(Gains) on disposition of depreciable properties	(0.01)	—	—	(0.01)	—	—	—
Discontinued operations:
Depreciation and amortization of real estate assets	0.01	0.04	—	—	0.01	0.01	0.01
(Gains) on disposition of depreciable properties	(0.30)	(0.19)	—	(0.30)	—	(0.10)	(0.05)

Funds from operations per share - diluted	$2.02	$2.10	$0.62	$0.70	$0.70	$0.19	$0.71

Weighted average shares outstanding - diluted	71,024	62,176	75,072	70,234	67,705	67,568	63,228

Additional information: 1/
Funds from operations, excluding certain items 2/	$142,830	$130,414	$46,307	$48,675	$47,644	$45,608	$44,692

Funds from operations per share, excluding certain items 2/	$2.01	$2.10	$0.62	$0.69	$0.70	$0.67	$0.71

Straight line rental income	$(2,787)	$(5,263)	$(535)	$(718)	$(1,534)	$(701)	$(967)
Amortization of lease incentives	866	783	318	250	298	258	297
Depreciation of non-real estate assets	926	1,004	318	327	281	308	306
Ground lease straight line rent	239	127	66	48	125	38	42
Amortization of stock-based compensation	5,204	5,285	1,631	1,731	1,842	1,432	1,345
Amortization of deferred financing costs	1,978	2,038	627	689	662	679	714
Amortization of accumulated other comprehensive loss	(229)	174	(88)	(71)	(70)	7	48
Amortization of Harborview FMV	(141)	(105)	(47)	(47)	(47)	(35)	(35)
Non-incremental revenue generating capital expenditures paid: 3/
Building improvements	(8,518)	(9,580)	(5,072)	(2,524)	(922)	(12,502)	(4,059)
2nd generation tenant improvements	(14,550)	(20,332)	(4,452)	(4,716)	(5,382)	(6,744)	(5,780)
2nd generation lease commissions	(5,149)	(8,882)	(1,123)	(1,746)	(2,280)	(3,295)	(2,455)
Common dividends and unit distributions paid	(90,289)	(78,290)	(32,763)	(28,844)	(28,682)	(28,667)	(26,281)

1/	Increase or (decrease) to cash flows.
2/	Excludes impairments on depreciable assets, gains on debt extinguishments, and preferred stock redemption/repurchase charges.
3/	Excludes capital expenditures paid for buildings sold prior to September 30, 2009.

Highwoods Properties, Inc.	2	9/30/09

Consolidated Balance Sheets

Dollars in thousands

	09/30/09	12/31/08
Assets:
Real estate assets, at cost:
Land	$344,052	$346,889
Buildings and tenant improvements	2,815,800	2,811,810
Development in process	62,075	61,938
Land held for development	99,206	98,946

	3,321,133	3,319,583
Less-accumulated depreciation	(762,068)	(712,597)

Net real estate assets	2,559,065	2,606,986
For sale residential condominiums	17,094	24,284
Real estate and other assets, net, held for sale	13,779	14,447
Cash and cash equivalents	42,069	13,757
Restricted cash	17,995	2,258
Accounts receivable, net of allowance of $2,776 and $1,281, respectively	19,847	23,687
Notes receivable, net of allowance of $578 and $459, respectively	3,246	3,602
Accrued straight-line rents receivable, net of allowance of $2,573 and $2,082, respectively	81,896	79,597
Investment in unconsolidated affiliates	66,207	67,723
Deferred financing and leasing costs, net of accumulated amortization of $51,929 and $52,434, respectively	70,259	72,783
Prepaid expenses and other assets	38,308	37,046

Total Assets	$2,929,765	$2,946,170

Liabilities, Noncontrolling Interests in the Operating Partnership and Equity:
Mortgages and notes payable	$1,472,585	$1,604,685
Accounts payable, accrued expenses and other liabilities	129,477	135,609
Financing obligations	35,043	34,174

Total Liabilities	1,637,105	1,774,468
Noncontrolling interests in the Operating Partnership :	124,705	111,278
Equity
Preferred stock	81,592	81,592
Common stock	711	636
Additional paid-in capital	1,753,276	1,616,093
Distributions in excess of net earnings	(669,183)	(639,281)
Accumulated other comprehensive loss	(3,979)	(4,792)

Total Stockholders’ Equity	1,162,417	1,054,248
Noncontrolling interests in consolidated affiliates	5,538	6,176

Total Equity	1,167,955	1,060,424

Total Liabilities, Noncontrolling Interests in the Operating Partnership and Equity	$2,929,765	$2,946,170

Highwoods Properties, Inc.	3	9/30/09

Components of Net Asset Value

As Released on February 11, 2009 — See Note Below

Dollars in thousands

Note: The purpose of providing the following information at the beginning of each year is to enable readers to derive their own estimate of net asset value. The Company updates this information annually based on management’s assumptions regarding projected current year net operating income as of the date of initial publication (current year being February 11, 2009) and will not be updated to reflect any facts, circumstances or changes in financial or operating assumptions that may occur during the year. This information is not intended to be an asset-by-asset or enterprise valuation.

Consolidated Properties Projected Net Operating Income (NOI) 1/
Office	$230,671
Retail	28,914
Industrial/Other	20,404
Deduct Partner’s Share of Consolidated JV’s (Office)	(5,529)

Total Net Operating Income	$274,460

Highwoods’ Share of Unconsolidated Joint Ventures Projected NOI
Office	$30,577

Other income
Development, leasing and management fees	$4,502

Add Other assets:
Development investment at cost	$204,299
Assets not fairly valued by capitalized NOI valuation method 2/	108,822
Property held for sale at net sales price	1,400
Land held for development at market value	142,802
Cash and cash equivalents	13,757
Highwoods share of unconsolidated JV’s cash and cash equivalents	20,032
Restricted cash	2,258
Accounts receivable, net	23,687
Notes receivable and prepaid expenses	40,648
Deduct partner’s share of Consolidated JV’s other assets	(1,218)

Other assets total	$556,487

Deductions:
Total liabilities	$135,609
Mortgages and notes payable	1,604,685
Deduct partner’s share of Consolidated JV’s liabilities and mortgages	(36,811)
Market value of debt adjustment 3/	(271,860)
Preferred stock, at liquidation value	81,592
Highwoods’ share of unconsolidated joint ventures liabilities	259,778

$1,772,993

Estimated diluted common shares and common units for 2009 (000’s)	67,639

1/	Projected 2009 NOI excludes straight line income, lease termination fee income, NOI related to completed not stabilized developments, and NOI related to assets undervalued by capitalized NOI method.
2/	Consolidated Properties projected 2009 NOI is adjusted to eliminate the net NOI for properties for which a NOI capitalization approach is not appropriate. For these assets, an alternative methodology has been applied.
3/	In accordance with prior practice, we included an adjustment to mark our debt and bonds to estimated fair value as of December 31,2008.

Highwoods Properties, Inc.	4	9/30/09

Components of Discontinued Operations

Dollars in thousands

	Nine Months Ended		Three Months Ended
	09/30/09	09/30/08	09/30/09	06/30/09	03/31/09	12/31/08	09/30/08
Rental and other revenues	$4,775	$12,039	$395	$1,809	$2,571	$3,349	$3,524
Operating expenses:
Rental property and other expenses	1,639	4,457	112	526	1,001	1,296	1,273
Depreciation and amortization	756	2,187	52	233	471	649	652

Total operating expenses	2,395	6,644	164	759	1,472	1,945	1,925
Other income	1	22	1	—	—	9	3
Income before gains/(losses) from discontinued operations	2,381	5,417	232	1,050	1,099	1,413	1,602
Net gains/(losses) from discontinued operations	20,639	11,890	(377)	20,943	73	6,595	3,137

Net income/(loss) from discontinued operations	$23,020	$17,307	$(145)	$21,993	$1,172	$8,008	$4,739

Highwoods Properties, Inc.	5	9/30/09

Capitalization

Dollars, shares, and units in thousands

	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08
Long-Term Debt (see pages 7 & 8):	$1,472,585	$1,428,650	$1,619,276	$1,604,685	$1,588,954

Financing Obligations:	$35,043	$34,758	$34,509	$34,174	$35,195

Preferred Stock (at liquidation value):
Series A 8 5/8% Perpetual Preferred Stock	$29,092	$29,092	$29,092	$29,092	$29,092
Series B 8% Perpetual Preferred Stock	52,500	52,500	52,500	52,500	52,500

Total preferred stock	$81,592	$81,592	$81,592	$81,592	$81,592

Common Shares and Units Outstanding:
Common stock outstanding	71,071	70,848	63,763	63,572	63,545
Noncontrolling interest partnership units	3,965	4,059	4,067	4,067	3,906

Total common shares and units outstanding	75,036	74,907	67,830	67,639	67,451
Stock price at period end	$31.45	$22.37	$21.42	$27.36	$35.56

Market value of common equity	$2,359,882	$1,675,670	$1,452,919	$1,850,603	$2,398,558

Total market capitalization with debt and obligations	$3,949,102	$3,220,670	$3,188,296	$3,571,054	$4,104,299

See pages 30 to 37 for information regarding Highwoods’ Joint Ventures.

Highwoods Properties, Inc.	6	9/30/09

Long-Term Debt Summary

Dollars in thousands

	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08
Balances Outstanding:
Secured:
Conventional fixed rate 1/	$681,666	$523,560	$631,207	$634,317	$638,032
Variable rate debt	42,521	43,733	34,540	20,869	31,954

Secured total	724,187	567,293	665,747	655,186	669,986

Unsecured:
Fixed rate bonds and notes	590,898	595,857	599,029	648,999	648,968
Bank term loans	157,500	157,500	157,500	137,500	137,500
Credit facility	—	108,000	197,000	163,000	132,500

Unsecured total	748,398	861,357	953,529	949,499	918,968

Total	$1,472,585	$1,428,650	$1,619,276	$1,604,685	$1,588,954

End of Period Weighted Average Interest Rates:

Secured:
Conventional fixed rate	6.52%	6.37%	6.61%	6.61%	6.62%
Variable rate debt	1.10%	1.20%	1.41%	1.73%	3.94%

Secured total	6.20%	5.97%	6.34%	6.45%	6.49%

Unsecured:
Fixed rate bonds	6.41%	6.40%	6.40%	6.53%	6.53%
Bank term loans	2.73%	2.75%	2.83%	2.66%	4.38%
Credit facility	1.05%	1.11%	1.34%	2.39%	4.02%

Unsecured total	5.63%	5.07%	4.77%	5.26%	5.85%

Average	5.91%	5.43%	5.41%	5.75%	6.12%

Maturity Schedule:

	Future Maturities of Debt				Average Interest Rate
Year	Secured Debt 2/		Unsecured Debt	Total Debt 2/
2009	$780	3/	$—	$780	1.67%
2010	41,741	4/	—	41,741	1.10%
2011	—		137,500	137,500	2.56%
2012	216,496		20,000	236,496	6.69%
2013	258,941		—	258,941	5.90%
2014	36,026		—	36,026	5.79%
2015	—		—	—
2016	170,203		—	170,203	7.09%
2017	—		390,898	390,898	5.85%
2018	—		200,000	200,000	7.50%

Total maturities	$724,187		$748,398	$1,472,585	5.91%

Weighted average maturity = 5.2 years

1/	Includes a $22.0 million loan related to a consolidated 20% owned joint venture (Harborview) and $36.0 million in loans at June 30, 2009 related to a consolidated 50% joint venture (Markel).
2/	All periods exclude annual principal amortization.
3/	Paid off on October 7, 2009.
4/	Maturity date does not reflect two one-year extension options.

Highwoods Properties, Inc.	7	9/30/09

Long-Term Debt Detail

Dollars in thousands

Secured Loans

Lender	Rate	Maturity Date	Loan Balance 9/30/09	Undepreciated Book Value of Assets Secured
Northwestern Mutual	7.05%	Jan-12	$188,578	$301,394
Northwestern Mutual	6.03%	Mar-13	131,383	182,397
Massachusetts Mutual Life Ins. Co. 1/	5.68%	Dec-13	116,616	212,954
New York Life Insurance Company	6.88%	Jan-16	114,903	222,514
Western-Southern Life Assurance Company	7.50%	Aug-16	47,215	71,834
PNC/Regions/Union Bank of California/U.S. Bank 2/ /3	1.10%	Dec-10	41,741	61,063
Metropolitan Life Ins. Co. 4/	6.06%	Oct-12	22,032	39,108
Principal Life Insurance Company 5/	5.79%	Jan-14	11,044	14,408
Principal Life Insurance Company 5/	5.79%	Jan-14	11,044	18,781
Massachusetts Mutual Life Ins. Co. 1/	6.48%	Dec-13	10,378
Principal Life Insurance Company 5/	5.74%	Jan-14	8,707	14,207
State Farm Life Insurance	7.65%	Feb-16	8,084	16,907
Lutheran Brotherhood	6.80%	Apr-12	5,885	8,036
Principal Life Insurance Company 5/	5.89%	Jan-14	5,232	7,514
Royal Bank of Canada 2/ 6/	1.66%	Dec-09	780	17,094
American United Life	9.00%	Jun-13	565	3,352

	6.20%		724,187	$1,191,563

Unsecured Bonds
Bonds	5.85%	Mar-17	390,898
Bonds	7.50%	Apr-18	200,000

	6.41%		590,898

Unsecured Loans
Credit facility 2/	1.05%	May-10	—
Bank term loan 2/	2.56%	Feb-11	137,500
BB&T term loan 2/	3.90%	Mar-12	20,000

	2.73%		157,500

Total Debt	5.91%		$1,472,585

Revolving Credit Facility

Name of Lender	Total Commitment	Amount Outstanding at 9/30/09	Unfunded Commitment at 9/30/09
Bank of America, N.A.	$50,000	$—	$50,000
Branch Banking and Trust Co.	50,000	—	50,000
Wachovia Bank, N.A. 7/	50,000	—	50,000
Wells Fargo Bank, N.A.	50,000	—	50,000
Emigrant Bank	35,000	—	35,000
Eurohypo AG, New York Branch	35,000	—	35,000
PNC Bank, N.A.	30,000	—	30,000
Regions Bank	30,000	—	30,000
Comerica Bank	25,000	—	25,000
RBC Bank	25,000	—	25,000
Union Bank of California, N.A.	25,000	—	25,000
US Bank	20,000	—	20,000
First Horizon Bank	15,000	—	15,000
Chevy Chase Bank	10,000	—	10,000

	$450,000	$—	$450,000

1/	These two loans are secured by the same assets.
2/	Floating rate loans based on one month libor.
3/	Maturity date does not reflect two one-year extension options.
4/	Loan relates to a consolidated 20% owned joint venture (Harborview).
5/	Loans relate to a consolidated 50% owned joint venture (Markel).
6/	Paid off on October 7, 2009.
7/	Wells Fargo acquired Wachovia effective December 31, 2008.

Highwoods Properties, Inc.	8	9/30/09

Portfolio Summary - Wholly-Owned Properties Only 1/

(Rentable Square Feet)

Office Industrial & Retail	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08

In-Service:
Office 2/	20,319,000	19,988,000	19,594,000	19,556,000	19,416,000
Industrial	6,463,000	6,463,000	6,463,000	6,467,000	6,049,000
Retail 3/	909,000	909,000	1,337,000	1,350,000	1,342,000

Total 4/	27,691,000	27,360,000	27,394,000	27,373,000	26,807,000

Development Completed - Not Stabilized:
Office 2/	153,000	373,000	665,000	665,000	873,000
Industrial	200,000	200,000	200,000	—	418,000
Retail	—	—	—	—	—

Total	353,000	573,000	865,000	665,000	1,291,000

Development - In Process:
Office 2/	148,000	258,000	358,000	358,000	358,000
Industrial	—	—	—	200,000	200,000
Retail	—	—	—	—	—

Total	148,000	258,000	358,000	558,000	558,000

Total:
Office 2/	20,620,000	20,619,000	20,617,000	20,579,000	20,647,000
Industrial	6,663,000	6,663,000	6,663,000	6,667,000	6,667,000
Retail 3/	909,000	909,000	1,337,000	1,350,000	1,342,000

Total 4/	28,192,000	28,191,000	28,617,000	28,596,000	28,656,000

Same Property
Office 2/	18,794,000	18,794,000	18,794,000	18,794,000	18,794,000
Industrial	5,782,000	5,782,000	5,782,000	5,782,000	5,782,000
Retail	878,000	878,000	878,000	878,000	878,000

Total	25,454,000	25,454,000	25,454,000	25,454,000	25,454,000

Percent Leased/Pre-Leased:
In-Service:
Office	88.6%	89.0%	89.1%	90.2%	90.3%
Industrial	84.6%	84.5%	87.9%	92.6%	95.2%
Retail	92.9%	90.7%	93.2%	94.6%	93.6%

Total	87.8%	88.0%	89.0%	91.0%	91.6%

Development Completed - Not Stabilized:
Office	67.0%	41.6%	64.2%	64.2%	69.4%
Industrial	50.0%	50.0%	50.0%	—	91.0%
Retail	—	—	—	—	—

Total	57.4%	44.6%	60.9%	64.2%	76.4%

Development - In Process:
Office	17.0%	52.4%	65.7%	65.7%	65.7%
Industrial	—	—	—	50.0%	50.0%
Retail	—	—	—	—	—

Total	17.0%	52.4%	65.7%	60.1%	60.1%

Same Property
Office	88.6%	88.9%	89.2%	90.3%	90.5%
Industrial	84.8%	84.7%	87.2%	93.0%	95.6%
Retail	92.6%	90.4%	93.3%	96.8%	95.7%

Total	87.9%	88.0%	88.9%	91.1%	91.9%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Substantially all of our Office properties are located in suburban markets.
3/	Excludes 205,000 square feet of basement space in the Country Club Plaza.
4/	Excludes minor “for rent” apartment building.

Highwoods Properties, Inc.	9	9/30/09

Portfolio Summary

(Continued)

As of September 30, 2009

Summary by Location, Wholly-Owned Properties Only 1/:

	Rentable			Percentage of Annualized Cash Revenue 2/
Market	Square Feet		Occupancy	Office	Industrial	Retail	Total

Raleigh 3/	4,224,000		83.6%	15.8%	—	—	15.8%
Atlanta	5,653,000		90.7%	11.2%	4.0%	—	15.2%
Tampa	2,658,000		90.7%	14.2%	—	—	14.2%
Nashville	2,997,000		93.8%	13.8%	—	—	13.8%
Kansas City	1,508,000	4/	89.8%	3.4%	—	6.9%	10.3%
Richmond	2,229,000		92.4%	9.0%	—	—	9.0%
Piedmont Triad 5/	5,526,000		79.1%	5.9%	2.8%	0.2%	8.9%
Memphis	1,472,000		91.6%	6.4%	—	—	6.4%
Greenville	897,000		89.0%	3.3%	—	—	3.3%
Orlando	317,000		98.7%	1.8%	—	—	1.8%
Other	210,000		93.3%	1.3%	—	—	1.3%

Total	27,691,000		87.8%	86.1%	6.8%	7.1%	100.0%

Summary by Location, Including Joint Venture Properties:

	Rentable			Percentage of Annualized Cash Revenue 2/ 6/
Market	Square Feet		Occupancy	Office	Industrial	Retail	Multi-Family	Total
Raleigh	5,038,000		85.0%	14.8%	—	—	—	14.8%
Atlanta	6,488,000		88.4%	11.1%	3.6%	—	—	14.7%
Tampa	2,863,000		91.0%	12.9%	—	—	—	12.9%
Nashville	2,997,000		93.8%	12.3%	—	—	—	12.3%
Kansas City	2,227,000	4/	87.5%	3.9%	—	6.1%	—	10.0%
Richmond	2,642,000		93.3%	8.5%	—	—	—	8.5%
Piedmont Triad	5,784,000		78.3%	5.4%	2.5%	0.2%	—	8.1%
Memphis	1,472,000		91.6%	5.7%	—	—	—	5.7%
Orlando	2,169,000		89.0%	4.9%	—	—	—	4.9%
Des Moines	2,506,000		87.0%	3.0%	0.5%	0.1%	0.4%	4.0%
Greenville	897,000		89.0%	2.9%	—	—	—	2.9%
Other	210,000		93.2%	1.1%	—	—	—	1.1%
Charlotte	148,000		100.0%	0.1%	—	—	—	0.1%

Total	35,441,000		87.4%	86.6%	6.6%	6.4%	0.4%	100.0%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Annualized Cash Revenue is September, 2009 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
3/	Raleigh Market encompasses Raleigh, Durham, Cary, and Research Triangle metropolitan area.
4/	Excludes 205,000 square feet of basement space in the Country Club Plaza.
5/	Piedmont Triad Market encompasses Greensboro, Winston-Salem metropolitan area.
6/	Includes Highwoods’ share of Joint Venture Annualized Cash Revenue, see page 33.

Highwoods Properties, Inc.	10	9/30/09

Portfolio Summary - Wholly-Owned Properties Only

(Continued)

As of September 30, 2009

	Office Properties 1/			Industrial
Market	Rentable Square Feet	Occupancy	Percentage of Office Annualized Cash Revenue 2/	Rentable Square Feet	Occupancy	Percentage of Industrial Annualized Cash Revenue 2/
Raleigh	4,224,000	83.6%	18.3%	—	—	—
Tampa	2,658,000	90.7%	16.6%	—	—	—
Nashville	2,997,000	93.8%	16.1%	—	—	—
Atlanta	2,571,000	90.8%	13.1%	3,082,000	90.6%	59.1%
Richmond	2,229,000	92.4%	10.4%	—	—	—
Memphis	1,472,000	91.6%	7.4%	—	—	—
Piedmont Triad	2,105,000	78.6%	6.8%	3,381,000	79.1%	40.9%
Kansas City	639,000	86.2%	3.9%	—	—	—
Greenville	897,000	89.0%	3.9%	—	—	—
Orlando	317,000	98.7%	2.0%	—	—	—
Other	210,000	93.3%	1.5%	—	—	—

	20,319,000	88.6%	100.0%	6,463,000	84.6%	100.0%

	Retail
Market	Rentable Square Feet	Occupancy	Percentage of Retail Annualized Cash Revenue 2/
Kansas City 3/	869,000	92.6%	96.6%
Piedmont Triad	40,000	100.0%	3.4%

	909,000	92.9%	100.0%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Annualized Cash Revenue is September, 2009 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
3/	Excludes 205,000 square feet of basement space in the Country Club Plaza.

Highwoods Properties, Inc.	11	9/30/09

Occupancy Trends - Office, Industrial and Retail Properties 1/

Market	Measurement	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08
Atlanta	Rentable Square Feet	5,653,000	5,653,000	5,552,000	5,552,000	5,552,000
	Occupancy	90.7%	91.4%	91.9%	93.4%	93.2%
	Current Properties 2/	90.5%	91.2%	91.9%	93.3%	93.2%
Greenville	Rentable Square Feet	897,000	897,000	897,000	897,000	897,000
	Occupancy	89.0%	90.5%	93.8%	94.4%	94.4%
	Current Properties 2/	89.0%	90.5%	93.8%	94.4%	94.4%
Kansas City 3/	Rentable Square Feet	1,508,000	1,508,000	1,936,000	1,953,000	1,955,000
	Occupancy	89.8%	89.3%	90.8%	92.3%	91.6%
	Current Properties 2/	89.8%	89.3%	90.3%	93.1%	92.4%
Memphis	Rentable Square Feet	1,472,000	1,472,000	1,472,000	1,473,000	1,337,000
	Occupancy	91.6%	93.1%	92.5%	92.5%	93.0%
	Current Properties 2/	91.8%	93.5%	92.8%	92.7%	93.0%
Nashville	Rentable Square Feet	2,997,000	2,997,000	2,997,000	2,988,000	3,181,000
	Occupancy	93.8%	95.0%	95.2%	95.0%	94.8%
	Current Properties 2/	93.8%	95.0%	95.2%	94.7%	95.4%
Orlando	Rentable Square Feet	317,000	317,000	317,000	317,000	317,000
	Occupancy	98.7%	98.7%	97.4%	98.4%	98.4%
	Current Properties 2/	98.7%	98.7%	97.4%	98.4%	98.4%
Piedmont Triad	Rentable Square Feet	5,526,000	5,526,000	5,526,000	5,526,000	5,108,000
	Occupancy	79.1%	78.2%	81.8%	86.1%	88.4%
	Current Properties 2/	79.7%	78.7%	81.0%	85.7%	88.4%
Raleigh	Rentable Square Feet	4,224,000	4,004,000	3,711,000	3,711,000	3,711,000
	Occupancy	83.6%	83.7%	85.5%	88.6%	89.9%
	Current Properties 2/	83.7%	82.7%	85.5%	88.6%	89.9%
Richmond	Rentable Square Feet	2,229,000	2,228,000	2,228,000	2,229,000	2,230,000
	Occupancy	92.4%	92.0%	91.3%	90.8%	90.0%
	Current Properties 2/	92.4%	92.0%	91.2%	90.8%	90.0%
Tampa	Rentable Square Feet	2,658,000	2,658,000	2,658,000	2,627,000	2,419,000
	Occupancy	90.7%	90.8%	88.7%	91.6%	92.2%
	Current Properties 2/	90.9%	91.0%	89.2%	92.3%	92.2%

Total 4/	Rentable Square Feet	27,481,000	27,260,000	27,294,000	27,273,000	26,707,000
	Occupancy	87.8%	88.0%	89.0%	91.0%	91.6%

	Current Properties 2/	88.1%	88.1%	89.0%	91.0%	91.7%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Only includes properties that were owned and in-service for all periods shown.
3/	Excludes 205,000 square feet of basement space in the Country Club Plaza.
4/	Excludes a 100,000 square foot building located in South Florida and a 110,000 square foot building located in Jackson, MS.

Highwoods Properties, Inc.	12	9/30/09

Leasing Statistics

Office Portfolio 1/

	Three Months Ended
	9/30/09 2/	6/30/09 3/	3/31/09 4/	12/31/08 5/	9/30/08 6/	Average

Net Effective Rents Related to Re-leased Space:
Number of lease transactions (signed leases)	97	95	104	129	96	104
Rentable square footage leased	558,856	737,490	546,833	868,233	471,486	636,580
Square footage of Renewal Deals	401,168	622,050	430,986	703,690	330,751	497,729
Renewed square footage (% of total)	71.8%	84.3%	78.8%	81.0%	70.2%	78.2%
New Leases square footage (% of total)	28.2%	15.7%	21.2%	19.0%	29.8%	21.8%
Weighted average per rentable square foot over the lease term:
Base rent	$20.70	$19.06	$19.52	$21.21	$20.84	$20.27
Tenant improvements	(1.21)	(0.87)	(2.12)	(1.21)	(1.35)	(1.35)
Leasing commissions 7/	(0.53)	(0.44)	(0.47)	(0.60)	(0.51)	(0.51)
Rent concessions	(0.59)	(0.39)	(0.40)	(0.35)	(0.22)	(0.39)

Effective rent	18.37	17.36	16.53	19.05	18.76	18.02
Expense stop	(6.67)	(5.74)	(6.83)	(6.07)	(6.64)	(6.39)

Equivalent effective net rent	$11.70	$11.62	$9.70	$12.98	$12.12	$11.63

Weighted average term in years	3.8	3.6	4.1	4.7	4.5	4.1

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$3,637,183	$3,304,902	$4,619,505	$5,973,249	$3,041,354	$4,115,239
Rentable square feet	558,856	737,490	546,833	868,233	471,486	636,580

Per rentable square foot	$6.51	$4.48	$8.45	$6.88	$6.45	$6.46

Leasing Commissions:
Total dollars committed under signed leases 7/	$1,248,668	$1,361,976	$1,002,735	$2,463,135	$970,896	$1,409,482
Rentable square feet	558,856	737,490	546,833	868,233	471,486	636,580

Per rentable square foot	$2.23	$1.85	$1.83	$2.84	$2.06	$2.21

Total:
Total dollars committed under signed leases	$4,885,851	$4,666,878	$5,622,240	$8,436,384	$4,012,250	$5,524,721
Rentable square feet	558,856	737,490	546,833	868,233	471,486	636,580

Per rentable square foot	$8.74	$6.33	$10.28	$9.72	$8.51	$8.68

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Includes 98K square feet of leases that start in 2011 or later.
3/	Includes 143K square feet of leases that start in 2011 or later.
4/	Includes 91K square feet of leases that start in 2011 or later.
5/	Includes 38K square feet of leases that start in 2011 or later.
6/	Includes 62K square feet of leases that start in 2010 or later.
7/	Excludes a full allocation of internal leasing costs.

Highwoods Properties, Inc.	13	9/30/09

Leasing Statistics

Industrial Portfolio

	Three Months Ended
	9/30/09 1/	6/30/09	3/31/09 2/	12/31/08	9/30/08 3/	Average

Net Effective Rents Related to Re-leased Space:
Number of lease transactions (signed leases)	18	14	14	14	14	15
Rentable square footage leased	191,863	624,617	292,938	297,789	358,284	353,098
Square footage of Renewal Deals	127,503	459,757	128,542	249,927	294,376	252,021
Renewed square footage (% of total)	66.5%	73.6%	43.9%	83.9%	82.2%	71.4%
New Leases square footage (% of total)	33.5%	26.4%	56.1%	16.1%	17.8%	28.6%
Weighted average per rentable square foot over the lease term:
Base rent	$7.29	$3.47	$4.59	$4.37	$4.50	$4.84
Tenant improvements	(0.51)	(0.29)	(0.27)	(0.26)	(0.45)	(0.36)
Leasing commissions 4/	(0.04)	(0.10)	(0.07)	(0.08)	(0.09)	(0.08)
Rent concessions	(0.11)	(0.09)	(0.17)	(0.01)	(0.01)	(0.08)

Effective rent	6.63	2.99	4.08	4.02	3.95	4.32
Expense stop	(2.35)	(0.31)	(0.35)	(0.08)	(0.05)	(0.63)

Equivalent effective net rent	$4.28	$2.68	$3.73	$3.94	$3.90	$3.69

Weighted average term in years	3.4	3.1	4.1	3.7	3.0	3.4

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$411,696	$775,542	$506,567	$420,373	$385,175	$499,871
Rentable square feet	191,863	624,617	292,938	297,789	358,284	353,098

Per rentable square foot	$2.15	$1.24	$1.73	$1.41	$1.08	$1.42

Leasing Commissions:
Total dollars committed under signed leases 4/	$22,307	$218,170	$106,339	$71,111	$142,626	$112,111
Rentable square feet	191,863	624,617	292,938	297,789	358,284	353,098

Per rentable square foot	$0.12	$0.35	$0.36	$0.24	$0.40	$0.32

Total:
Total dollars committed under signed leases	$434,003	$993,712	$612,906	$491,484	$527,801	$611,981
Rentable square feet	191,863	624,617	292,938	297,789	358,284	353,098

Per rentable square foot	$2.26	$1.59	$2.09	$1.65	$1.47	$1.73

1/	Includes 32K square feet of leases that start in 2011 or later.
2/	Includes 56K square feet of leases that start in 2011 or later.
3/	Includes 256K square feet of leases that start in 2011 or later.
4/	Excludes a full allocation of internal leasing costs.

Highwoods Properties, Inc.	14	9/30/09

Leasing Statistics

Retail Portfolio

	Three Months Ended					Average
	9/30/09 1/	6/30/09 2/	3/31/09	12/31/08 3/	9/30/08

Net Effective Rents Related to Re-leased Space:
Number of lease transactions (signed leases)	9	9	5	13	3	8
Rentable square footage leased	49,132	60,665	11,279	57,245	7,719	37,208
Square footage of Renewal Deals	16,954	54,455	4,970	53,385	2,898	26,532
Renewed square footage (% of total)	34.5%	89.8%	44.1%	93.3%	37.5%	71.3%
New Leases square footage (% of total)	65.5%	10.2%	55.9%	6.7%	62.5%	28.7%
Weighted average per rentable square foot over the lease term:
Base rent	$29.31	$15.71	$20.47	$18.46	$25.81	$21.95
Tenant improvements	(2.28)	(0.40)	(1.64)	(0.65)	0.00	(0.99)
Leasing commissions 4/	(0.68)	(0.06)	0.00	(0.04)	(0.15)	(0.19)
Rent concessions	0.00	(0.04)	0.00	(0.05)	0.00	(0.02)

Effective rent	26.35	15.21	18.83	17.72	25.66	20.75
Expense stop	0.00	0.00	(0.64)	0.00	0.00	(0.13)

Equivalent effective net rent	$26.35	$15.21	$18.19	$17.72	$25.66	$20.62

Weighted average term in years	9.2	2.8	6.1	7.6	8.6	6.9

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$1,275,370	$241,785	$158,227	$344,272	$—	$403,931
Rentable square feet	49,132	60,665	11,279	57,245	7,719	37,208

Per rentable square foot	$25.96	$3.99	$14.03	$6.01	$—	$10.86

Leasing Commissions:
Total dollars committed under signed leases 4/	$401,183	$34,975	$1,000	$20,072	$1,165	$91,679
Rentable square feet	49,132	60,665	11,279	57,245	7,719	37,208

Per rentable square foot	$8.17	$0.58	$0.09	$0.35	$0.15	$2.46

Total:
Total dollars committed under signed leases	$1,676,553	$276,760	$159,227	$364,344	$1,165	$495,610
Rentable square feet	49,132	60,665	11,279	57,245	7,719	37,208

Per rentable square foot	$34.12	$4.56	$14.12	$6.36	$0.15	$13.32

1/	Includes 11K square feet of leases that start in 2011 or later.
2/	Includes 3K square feet of leases that start in 2011 or later.
3/	Includes 5K square feet of leases that start in 2011 or later.
4/	Excludes a full allocation of internal leasing costs.

Highwoods Properties, Inc.	15	9/30/09

Leasing Statistics by Market

For the Three Months Ended As of 9/30/09

Office Portfolio 1/

Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF 2/ 3/
Raleigh	133,351	5.5	$19.43	$10.73	$3.02
Nashville	116,852	4.1	20.78	6.34	1.98
Tampa	86,198	3.1	23.17	4.43	2.29
Richmond	70,930	4.4	19.88	6.55	2.57
Piedmont Triad	48,316	2.1	14.98	0.96	0.87
Atlanta	38,887	2.4	19.33	6.59	1.53
Memphis	35,242	3.4	21.48	8.56	1.61
Greenville	21,867	0.9	18.80	0.00	0.00
Kansas City	7,213	3.4	23.92	2.03	3.46

	558,856	3.8	$20.11	$6.51	$2.23

Industrial Portfolio

Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF 2/ 3/
Piedmont Triad	115,802	3.6	$7.81	$2.10	$0.18
Atlanta	76,061	3.0	6.24	2.22	—

	191,863	3.4	$7.18	$2.15	$0.12

Retail Portfolio

Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF 2/ 3/
Kansas City	49,132	9.2	$29.31	$25.96	$8.17

	49,132	9.2	$29.31	$25.96	$8.17

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Lease commissions by market per square foot excludes capitalized internal leasing costs.
3/	The amount of capitalized internal leasing cost not allocated to individual deals or product types was $504K.

Highwoods Properties, Inc.	16	9/30/09

Rental Rate Comparisons by Market

For the Three Months Ended As of 9/30/09

Office Portfolio 1/

Market	Rentable Square Feet Leased	Current Rent	Previous Rent	Percentage Change Rent
Raleigh	133,351	$19.43	$18.44	5.4%
Nashville	116,852	20.78	20.05	3.6%
Tampa	86,198	23.17	21.54	7.6%
Richmond	70,930	19.88	20.28	-2.0%
Piedmont Triad	48,316	14.98	15.06	-0.6%
Atlanta	38,887	19.33	19.94	-3.1%
Memphis	35,242	21.48	20.18	6.5%
Greenville	21,867	18.80	18.20	3.3%
Kansas City	7,213	23.92	22.46	6.5%

GAAP Rent Growth	558,856	$20.11	$19.44	3.4%

Cash Rent Growth	558,856	$20.00	$21.20	-5.7%

Industrial Portfolio

Market	Rentable Square Feet Leased	Current Rent	Previous Rent	Percentage Change Rent
Piedmont Triad	115,802	$7.81	$7.65	2.1%
Atlanta	76,061	6.24	8.23	-24.2%

GAAP Rent Growth	191,863	$7.18	$7.88	-8.8%

Cash Rent Growth	191,863	$7.19	$8.65	-17.0%

Retail Portfolio

Market	Rentable Square Feet Leased	Current Rent	Previous Rent 2/	Percentage Change Rent
Kansas City	49,132	$29.31	$21.14	38.7%

GAAP Rent Growth	49,132	$29.31	$21.14	38.7%

Cash Rent Growth	49,132	$27.22	$23.16	17.6%

Average Cash Rental Rates for All In Place Leases at: 1/ 3/

Type	9/30/09	9/30/08	9/30/07	9/30/06	9/30/05
Office	$20.64	$20.05	$19.32	$18.32	$17.76
Industrial	5.25	5.27	5.20	5.06	4.98
Retail 2/	36.66	31.22	30.97	28.14	27.36

Weighted average rate	$17.68	$17.06	$16.56	$15.60	$15.27

Annual % growth rate	3.6%	3.0%	6.2%	2.2%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Excludes percentage rent.
3/	Annualized Cash Revenue is September, 2009 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Highwoods Properties, Inc.	17	9/30/09

Lease Expirations

September 30, 2009

Dollars in thousands

Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Cash Revenue 1/	Average Rental Rate	Percent of Annualized Cash Revenue 1/
Office: 2/
2009 /3	392,969	2.2%	$7,514	$19.12	2.0%
2010	2,236,320	12.4%	46,075	20.60	12.4%
2011	2,565,465	14.3%	52,630	20.51	14.1%
2012	2,497,228	13.9%	53,394	21.38	14.3%
2013	2,401,029	13.3%	52,664	21.93	14.2%
2014	2,224,959	12.3%	44,622	20.06	12.0%
2015	1,391,455	7.7%	27,602	19.84	7.4%
2016	996,664	5.5%	18,980	19.04	5.1%
2017	1,080,794	6.0%	20,687	19.14	5.6%
2018	568,975	3.2%	13,332	23.43	3.6%
2019 and thereafter	1,664,642	9.2%	34,504	20.73	9.3%

	18,020,500	100.0%	$372,004	$20.64	100.0%

Industrial:
2009 /4	135,772	2.4%	$550	$4.05	1.9%
2010	862,865	15.5%	4,044	4.69	13.8%
2011	980,000	17.6%	5,805	5.92	19.9%
2012	623,961	11.2%	3,219	5.16	11.0%
2013	608,340	10.9%	3,701	6.08	12.6%
2014	984,767	17.6%	4,328	4.39	14.8%
2015	216,656	3.9%	1,009	4.66	3.4%
2016	207,157	3.7%	847	4.09	2.9%
2017	61,600	1.1%	584	9.48	2.0%
2018	71,884	1.3%	245	3.41	0.8%
2019 and thereafter	828,095	14.8%	4,962	5.99	16.9%

	5,581,097	100.0%	$29,294	$5.25	100.0%

1/	Annualized Cash Revenue is September, 2009 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
2/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
3/	Includes 39,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue.
4/	Includes 83,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue.

Note: 2009 and beyond expirations that have been renewed are reflected above based on the renewal expiration date.

Highwoods Properties, Inc.	18	9/30/09

Lease Expirations

September 30, 2009

(Continued)

Dollars in thousands

Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Cash Revenue 1/	Average Rental Rate	Percent of Annualized Cash Revenue 1/
Retail:
2009 2/	20,507	2.4%	$797	$38.86	2.6%
2010	57,562	6.8%	2,667	46.33	8.6%
2011	71,695	8.5%	1,921	26.79	6.2%
2012	90,616	10.7%	3,640	40.17	11.8%
2013	51,177	6.1%	2,292	44.79	7.4%
2014	36,130	4.3%	1,875	51.90	6.1%
2015	71,805	8.5%	2,879	40.09	9.3%
2016	59,889	7.1%	2,765	46.17	8.9%
2017	110,570	13.1%	2,548	23.04	8.2%
2018	41,825	5.0%	1,935	46.26	6.3%
2019 and thereafter	231,897	27.5%	7,608	32.81	24.6%

	843,673	100.0%	$30,927	$36.66	100.0%

Total:
2009 3/ 4/	549,248	2.2%	$8,861	$16.13	2.1%
2010	3,156,747	12.9%	52,786	16.72	12.2%
2011	3,617,160	14.9%	60,356	16.69	13.9%
2012	3,211,805	13.1%	60,253	18.76	13.9%
2013	3,060,546	12.5%	58,657	19.17	13.6%
2014	3,245,856	13.3%	50,825	15.66	11.8%
2015	1,679,916	6.9%	31,490	18.74	7.3%
2016	1,263,710	5.2%	22,592	17.88	5.2%
2017	1,252,964	5.1%	23,819	19.01	5.5%
2018	682,684	2.8%	15,512	22.72	3.6%
2019 and thereafter	2,724,634	11.1%	47,074	17.28	10.9%

	24,445,270	100.0%	$432,225	$17.68	100.0%

1/	Annualized Cash Revenue is September, 2009 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
2/	Includes 16,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue.
3/	Includes 138,000 square feet of leases that are on a month to month basis or 0.3% of total annualized revenue.
4/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.

Note: 2009 and beyond expirations that have been renewed are reflected above based on the renewal expiration date.

Highwoods Properties, Inc.	19	9/30/09

Office Lease Expirations by Market by Quarter 1/

Dollars in thousands

			Three Months Ended
			12/31/09 2/	3/31/10	6/30/10	9/30/10	Total

Atlanta	RSF		42,109	24,429	10,580	174,320	251,438
	% of Total Office RSF		0.2%	0.1%	0.1%	1.0%	1.4%
	Annualized Cash Revenue	3/	$322	$477	$200	$3,329	$4,328
	% of Total Office Annl Cash Rev		0.1%	0.1%	0.1%	0.9%	1.2%

Greenville	RSF		4,397	54,387	5,240	17,045	81,069
	% of Total Office RSF		0.0%	0.3%	0.0%	0.1%	0.4%
	Annualized Cash Revenue	3/	$84	$948	$98	$272	$1,402
	% of Total Office Annl Cash Rev		0.0%	0.3%	0.0%	0.1%	0.4%

Kansas City	RSF		6,441	8,558	19,336	25,251	59,586
	% of Total Office RSF		0.0%	0.0%	0.1%	0.1%	0.3%
	Annualized Cash Revenue	3/	$170	$195	$518	$777	$1,660
	% of Total Office Annl Cash Rev		0.0%	0.1%	0.1%	0.2%	0.4%

Memphis	RSF		78,108	71,170	53,746	21,595	224,619
	% of Total Office RSF		0.4%	0.4%	0.3%	0.1%	1.2%
	Annualized Cash Revenue	3/	$1,460	$1,484	$1,163	$438	$4,545
	% of Total Office Annl Cash Rev		0.4%	0.4%	0.3%	0.1%	1.2%

Nashville	RSF		74,682	122,722	165,751	137,799	500,954
	% of Total Office RSF		0.4%	0.7%	0.9%	0.8%	2.8%
	Annualized Cash Revenue	3/	$1,469	$2,695	$3,470	$2,985	$10,619
	% of Total Office Annl Cash Rev		0.4%	0.7%	0.9%	0.8%	2.9%

Orlando	RSF		5,965	2,779	6,788	74,301	89,833
	% of Total Office RSF		0.0%	0.0%	0.0%	0.4%	0.5%
	Annualized Cash Revenue	3/	$155	$76	$186	$1,808	$2,225
	% of Total Office Annl Cash Rev		0.0%	0.0%	0.0%	0.5%	0.6%

Piedmont Triad	RSF		3,263	28,820	64,564	80,180	176,827
	% of Total Office RSF		0.0%	0.2%	0.4%	0.4%	1.0%
	Annualized Cash Revenue	3/	$64	$466	$883	$1,164	$2,577
	% of Total Office Annl Cash Rev		0.0%	0.1%	0.2%	0.3%	0.7%

Raleigh	RSF		105,958	150,191	100,401	37,292	393,842
	% of Total Office RSF		0.5%	0.8%	0.6%	0.2%	2.1%
	Annualized Cash Revenue	3/	$2,172	$2,590	$1,807	$721	$7,290
	% of Total Office Annl Cash Rev		0.6%	0.7%	0.5%	0.2%	2.0%

Richmond	RSF		40,283	58,153	115,361	46,456	260,253
	% of Total Office RSF		0.2%	0.3%	0.6%	0.3%	1.4%
	Annualized Cash Revenue	3/	$759	$1,164	$2,167	$894	$4,984
	% of Total Office Annl Cash Rev		0.2%	0.3%	0.6%	0.2%	1.3%

Tampa	RSF		31,763	51,870	108,434	44,012	236,079
	% of Total Office RSF		0.2%	0.3%	0.6%	0.2%	1.3%
	Annualized Cash Revenue	3/	$859	$1,291	$2,902	$1,053	$6,105
	% of Total Office Annl Cash Rev		0.2%	0.3%	0.8%	0.3%	1.6%

Other	RSF		0	7,287	0	0	7,287
	% of Total Office RSF		0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Cash Revenue	3/	$—	$160	$—	$—	$160
	% of Total Office Annl Cash Rev		0.0%	0.0%	0.0%	0.0%	0.0%

Total	RSF		392,969	580,366	650,201	658,251	2,281,787
	% of Total Office RSF		2.1%	3.2%	3.6%	3.7%	12.6%
	Annualized Cash Revenue	3/	$7,514	$11,546	$13,394	$13,441	$45,895
	% of Total Office Annl Cash Rev		2.0%	3.1%	3.6%	3.6%	12.3%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Includes 39,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue.
3/	Annualized Cash Revenue is September, 2009 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Highwoods Properties, Inc.	20	9/30/09

Industrial Lease Expirations by Market by Quarter

Dollars in thousands

			Three Months Ended
			12/31/09 1/	3/31/10	6/30/10	9/30/10	Total
Atlanta	RSF		57,143	97,800	12,700	117,702	285,345
	% of Total Industrial RSF		1.0%	1.8%	0.2%	2.1%	5.1%
	Annualized Cash Revenue	2/	$295	$520	$73	$754	$1,642
	% of Total Industrial Annl Cash Rev		1.1%	1.8%	0.2%	2.6%	5.7%

Piedmont Triad	RSF		78,629	404,580	72,586	105,683	661,478
	% of Total Industrial RSF		1.4%	7.2%	1.3%	1.9%	11.9%
	Annualized Cash Revenue	2/	$256	$1,278	$479	$576	$2,589
	% of Total Industrial Annl Cash Rev		0.9%	4.4%	1.6%	2.0%	8.8%

Total	RSF		135,772	502,380	85,286	223,385	946,823
	% of Total Industrial RSF		2.4%	9.0%	1.5%	4.0%	17.0%
	Annualized Cash Revenue	2/	$551	$1,798	$552	$1,330	$4,231
	% of Total Industrial Annl Cash Rev		1.9%	6.1%	1.9%	4.5%	14.5%

1/	Includes 83,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue.
2/	Annualized Cash Revenue is September, 2009 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Highwoods Properties, Inc.	21	9/30/09

Office Lease Expirations by Market by Year 1/

Dollars in thousands

			2009 2/	2010	2011	2012	Thereafter
Atlanta	RSF		42,109	227,220	291,371	322,653	1,449,680
	% of Total Office RSF		0.2%	1.3%	1.6%	1.8%	8.0%
	Annualized Cash Revenue	3/	$322	$4,362	$6,502	$7,419	$29,981
	% of Total Office Annl Cash Rev		0.1%	1.2%	1.7%	2.0%	8.1%

Greenville	RSF		4,397	76,672	104,244	220,902	392,201
	% of Total Office RSF		0.0%	0.4%	0.6%	1.2%	2.2%
	Annualized Cash Revenue	3/	$84	$1,319	$1,925	$3,786	$7,247
	% of Total Office Annl Cash Rev		0.0%	0.4%	0.5%	1.0%	1.9%

Kansas City	RSF		6,441	104,615	80,256	75,736	283,890
	% of Total Office RSF		0.0%	0.6%	0.4%	0.4%	1.6%
	Annualized Cash Revenue	3/	$170	$3,085	$2,089	$1,905	$7,431
	% of Total Office Annl Cash Rev		0.0%	0.8%	0.6%	0.5%	2.0%

Memphis	RSF		78,108	216,166	155,162	173,441	726,045
	% of Total Office RSF		0.4%	1.2%	0.9%	1.0%	4.0%
	Annualized Cash Revenue	3/	$1,460	$4,616	$3,361	$3,705	$14,451
	% of Total Office Annl Cash Rev		0.4%	1.2%	0.9%	1.0%	3.9%

Nashville	RSF		74,682	489,913	324,256	301,059	1,632,093
	% of Total Office RSF		0.4%	2.7%	1.8%	1.7%	9.1%
	Annualized Cash Revenue	3/	$1,469	$10,399	$7,194	$6,490	$34,185
	% of Total Office Annl Cash Rev		0.4%	2.8%	1.9%	1.7%	9.2%

Orlando	RSF		5,965	83,868	111,007	5,830	105,846
	% of Total Office RSF		0.0%	0.5%	0.6%	0.0%	0.6%
	Annualized Cash Revenue	3/	$155	$2,070	$2,490	$155	$2,708
	% of Total Office Annl Cash Rev		0.0%	0.6%	0.7%	0.0%	0.7%

Piedmont Triad	RSF		3,263	201,151	433,968	400,512	616,017
	% of Total Office RSF		0.0%	1.1%	2.4%	2.2%	3.4%
	Annualized Cash Revenue	3/	$64	$2,956	$6,447	$7,742	$8,215
	% of Total Office Annl Cash Rev		0.0%	0.8%	1.7%	2.1%	2.2%

Raleigh	RSF		105,958	329,398	557,767	464,420	2,075,078
	% of Total Office RSF		0.6%	1.8%	3.1%	2.6%	11.5%
	Annualized Cash Revenue	3/	$2,171	$5,996	$12,229	$9,184	$38,609
	% of Total Office Annl Cash Rev		0.6%	1.6%	3.3%	2.5%	10.4%

Richmond	RSF		40,283	267,731	381,842	267,275	1,102,330
	% of Total Office RSF		0.2%	1.5%	2.1%	1.5%	6.1%
	Annualized Cash Revenue	3/	$759	$5,183	$7,322	$5,065	$20,386
	% of Total Office Annl Cash Rev		0.2%	1.4%	2.0%	1.4%	5.5%

Tampa	RSF		31,763	232,299	122,566	265,400	1,759,901
	% of Total Office RSF		0.2%	1.3%	0.7%	1.5%	9.8%
	Annualized Cash Revenue	3/	$859	$5,931	$2,957	$7,910	$43,918
	% of Total Office Annl Cash Rev		0.2%	1.6%	0.8%	2.1%	11.8%

Other	RSF		0	7,287	3,026	0	185,437
	% of Total Office RSF		0.0%	0.0%	0.0%	0.0%	1.0%
	Annualized Cash Revenue	3/	$—	$160	$115	$34	$5,257
	% of Total Office Annl Cash Rev		0.0%	0.0%	0.0%	0.0%	1.4%

Total	RSF		392,969	2,236,320	2,565,465	2,497,228	10,328,518
	% of Total Office RSF		2.2%	12.4%	14.2%	13.9%	57.3%
	Annualized Cash Revenue	3/	$7,513	$46,077	$52,631	$53,395	$212,388
	% of Total Office Annl Cash Rev		2.0%	12.4%	14.1%	14.4%	57.1%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Includes 39,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue.
3/	Annualized Cash Revenue is September, 2009 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Highwoods Properties, Inc.	22	9/30/09

Industrial Lease Expirations by Market by Year

Dollars in thousands

			2009 1/	2010	2011	2012	Thereafter
Atlanta	RSF		57,143	264,202	578,663	288,570	1,716,329
	% of Total Industrial RSF		1.0%	4.7%	10.4%	5.2%	30.8%
	Annualized Cash Revenue	2/	$294	$1,560	$3,610	$1,679	$10,170
	% of Total Industrial Annl Cash Rev		1.0%	5.3%	12.3%	5.7%	34.7%

Piedmont Triad	RSF		78,629	598,663	401,337	335,391	1,262,170
	% of Total Industrial RSF		1.4%	10.7%	7.2%	6.0%	22.6%
	Annualized Cash Revenue	2/	$256	$2,484	$2,194	$1,540	$5,506
	% of Total Industrial Annl Cash Rev		0.9%	8.5%	7.5%	5.3%	18.8%

Total	RSF		135,772	862,865	980,000	623,961	2,978,499
	% of Total Industrial RSF		2.4%	15.5%	17.6%	11.2%	53.4%
	Annualized Cash Revenue	2/	$550	$4,044	$5,804	$3,219	$15,676
	% of Total Industrial Annl Cash Rev		1.9%	13.8%	19.8%	11.0%	53.5%

1/	Includes 83,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue.
2/	Annualized Cash Revenue is September, 2009 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Highwoods Properties, Inc.	23	9/30/09

Customer Diversification 1/

September 30, 2009

Dollars in thousands

Top 20 Customers

Customer	RSF	Annualized Cash Revenue 2/	Percent of Annualized Cash Revenue 2/	Average Remaining Lease Term in Years

Federal Government	1,830,685	$38,577	8.93%	8.4
AT&T 3/	768,579	14,470	3.35%	4.5
Price Waterhouse Coopers	400,178	11,522	2.67%	3.0
State of Georgia 4/	375,105	8,117	1.88%	1.4
Healthways	290,689	7,490	1.73%	12.7
T-Mobile USA	207,517	5,975	1.38%	4.2
Metropolitan Life Insurance	296,595	5,912	1.37%	8.3
BB&T	267,463	4,499	1.04%	3.8
Lockton Companies	160,561	4,423	1.02%	5.4
Syniverse Technologies	198,750	4,136	0.96%	7.1
RBC Bank	164,271	4,031	0.93%	17.2
Fluor Enterprises	209,474	3,755	0.87%	2.2
SCI Services 5/	162,784	3,641	0.84%	7.8
HCA Corporation	160,945	3,545	0.82%	4.7
Volvo	265,136	3,091	0.72%	4.6
Wells Fargo/Wachovia 6/	128,061	3,063	0.71%	1.6
Jacobs Engineering Group	181,794	3,056	0.71%	6.0
Vanderbilt University	144,161	3,003	0.69%	6.0
Lifepoint Corporate Services	139,625	2,894	0.67%	1.8
Icon Clinical Research	110,909	2,711	0.63%	4.0

	6,463,282	$137,911	31.92%	6.3

By Industry

Category	Percent of Annualized Cash Revenue 2/
Professional, Scientific, and Technical Services	20.5%
Government/Public Administration	11.5%
Finance/Banking	10.4%
Insurance	8.3%
Health Care and Social Assistance	7.7%
Wholesale Trade	6.6%
Manufacturing	5.9%
Retail Trade	5.6%
Telecommunication	5.2%
Information	3.9%
Real Estate Rental and Leasing	3.1%
Administrative and Support Services	3.0%
Accommodation and Food Services	2.4%
Transportation and Warehousing	2.1%
Other Services (except Public Administration)	2.0%
Educational Services	1.8%

100.0%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Annualized Cash Revenue is September, 2009 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
3/	Annualized Cash Revenue reflects addback of rent concessions related to renewals starting this quarter.
4/	Includes 123,000 square feet of annually renewable leases.
5/	SCI Services (Saxon Capital, Inc.) is a wholly owned subsidiary of Morgan Stanley.
6/	Wells Fargo acquired Wachovia effective December 31, 2008.

Highwoods Properties, Inc.	24	9/30/09

Same Property Performance

Dollars and Square Feet in thousands

	Three months ended September 30,		Percentage
	2009	2008	Change

Rental revenues 1/	$101,059	$102,772	-1.7%
Operating expenses	(36,798)	(36,376)	-1.2%

	64,261	66,396	-3.2%
Straight line rent	(1,037)	(308)	236.7%

	63,224	66,088	-4.3%
Lease termination fees	124	419	-70.4%

Net operating income	$63,348	$66,507	-4.7%

Average occupancy	87.7%	91.8%	-4.5%

Rentable square feet	25,454	25,454

	Nine months ended September 30,		Percentage
	2009	2008	Change
Rental revenues 1/	$300,662	$305,189	-1.5%
Operating expenses	(106,797)	(105,616)	-1.1%

	193,865	199,573	-2.9%
Straight line rent	(520)	2,451	-121.2%

	193,345	202,024	-4.3%
Lease termination fees	1,329	2,342	-43.3%

Net operating income	$194,674	$204,366	-4.7%

Average occupancy	88.1%	91.2%	-3.4%

Rentable square feet	25,454	25,454

	Third Quarter: 2009 vs 2008		September YTD: 2009 vs 2008
Market	NOI 2/ Percentage Change	Occupancy Percentage Change	NOI 2/ Percentage Change	Occupancy Percentage Change
Atlanta	4.9%	-3.4%	0.1%	-1.6%
Greenville	-8.0%	-4.2%	3.9%	2.2%
Kansas City	-23.2%	-1.9%	-15.4%	-1.0%
Memphis	-4.9%	-0.6%	-5.1%	-0.9%
Nashville	-0.1%	-1.4%	0.7%	-1.2%
Orlando	5.9%	0.6%	4.0%	1.8%
Piedmont Triad	-4.2%	-10.6%	-7.1%	-8.3%
Raleigh	-13.9%	-8.5%	-8.6%	-7.0%
Richmond	5.6%	0.3%	-0.7%	-0.8%
Tampa	3.0%	-1.7%	-2.9%	-3.5%

	-4.3%	-4.5%	-4.3%	-3.4%

1/	Excludes straight line rents and lease termination fees.
2/	Includes straight line rents and excludes lease termination fees.

Highwoods Properties, Inc.	25	9/30/09

Disposition Activity

Dollars in thousands

Name	Market	Type 1/	Date Sold	Square Footage	Occupancy	Gross Sales Price
First quarter 2009:
Somerset	Kansas City	I	01/16/09	4,000	46.5%	$200

First quarter totals				4,000	46.5%	$200

Second quarter 2009:
KC Community Centers	Kansas City	R	05/28/09	413,000	96.2%	$62,142

Second quarter totals				413,000	96.2%	$62,142

Third quarter 2009:
None

2009 totals				417,000	95.7%	$62,342

1/	The letters “I” and “R” represent Industrial and Retail, respectively.

Highwoods Properties, Inc.	26	9/30/09

Development Activity

Dollars in thousands

Property In - Process	Market	Type	Rentable Square Feet	Anticipated Total Investment	Investment @ 09/30/09			Pre Leased %	Estimated Completion Date	Estimated Stabilization Date

Triad Centre III	Memphis	O	148,000	$29,187		$27,692		17%	4Q 09	2Q 11

In - Process Total or Weighted Average			148,000	$29,187		$27,692		17%

					$	Weighted	%	17%

Completed Not Stabilized 1/
Office:
Cool Springs IV	Nashville	O	153,000	$27,597		$23,019		67%	3Q 08	1Q 10

Total or Weighted Average			153,000	$27,597		$23,019		67%

					$	Weighted	%	67%

Industrial:
River Point IV	Atlanta	I	200,000	$12,414		$11,457		50%	1Q 09	2Q 10

Total or Weighted Average			200,000	$12,414		$11,457		50%

					$	Weighted	%	50%

Completed Not Stabilized Total or Weighted Average			353,000	$40,011		$34,476		57%

					$	Weighted	%	62%

Grand Total or Weighted Average			501,000	$69,198		$62,168		45%

					$	Weighted	%	43%

Placed in Service in 3Q

Property	Market	Type	Rentable Square Feet	Anticipated Total Investment	Investment @ 09/30/09			Pre Leased %	Occ %	In-Service Date
Jackson FBI	Jackson, MS	O	110,000	$34,900		$34,892		100%	100%	7/6/09
Centregreen V	Raleigh	O	98,000	15,662		14,162		75%	75%	9/1/09
Glenlake VI	Raleigh	O	122,000	24,448		23,027		63%	57%	9/1/09

Placed in Service Total or Weighted Average			330,000	$75,010		$72,081		79%	77%

					$	Weighted	%	83%	81%

For Sale Residential Condominiums

				Units For Sale	Units Sold			Gross Sale Proceeds	Net Gain 5/
RBC Plaza Condominiums 2/ 3/ 4/	Raleigh			48		91		$37,108	$5,488

1/	“Completed Not Stabilized” properties are recorded in the Consolidated Balance Sheet in the Land and Building accounts, not Development-in-Process.
2/	In January 2007 the Company executed a Joint Venture agreement for this development. The Company has a majority interest and consolidates this Joint Venture.
3/	Unit Sales Detail as of 10/26/09.
4/	As of 9/30/09, 85 Units were Sold, Gross Sale Proceeds were $35.2 million and Net Gain was $5.3 million. 3Q09 Net Gain to the Company was $160K.
5/	Gains include any forfeited deposits and are net of partner’s interest.

Highwoods Properties, Inc.	27	9/30/09

Development Land

September 30, 2009

Dollars in thousands

Market	Usable Acres	Total Estimated Market Value
Atlanta	233	$33,496
Raleigh	190	41,835
Greensboro	47	10,155
Richmond	33	9,318
Tampa	20	15,376
Nashville	16	8,286
Memphis	15	3,496
Orlando	15	15,277
Baltimore	7	1,800
Winston-Salem	3	1,250
Kansas City	1	2,100

Total 1/ 2/ 3/	580	$142,389

1/	Includes 75 acres ($10.7 million on a cost basis) currently classified as Development in Process on our consolidated balance sheet.
2/	Developable square footage on core land holdings, which constitute 490 of the total 580 acres, is approximately 5.2 million of office space and 2.5 million of industrial space.
3/	Includes 4.4 acres ($1.4 million based on expected gross proceeds) included in property held for sale at September 30, 2009.

Highwoods Properties, Inc.	28	9/30/09

Acquisition Activity

Dollars in thousands

Name	Market	Type	Date Acquired	Square Footage	Total Cost
First quarter 2009:
None
Second quarter 2009:
None
Third quarter 2009:
None

Highwoods Properties, Inc.	29	9/30/09

Unconsolidated Joint Ventures Assets, Debt and Liabilities

September 30, 2009

Dollars in thousands

			Venture’s Books
Joint Venture	Type 1/	Own %	Total Assets	Debt	Total Liabilities
Board of Trade Investment Co.	O	49.0%	$7,563	$—	$437
Dallas County Partners I, LP	O/I	50.0%	28,209	47,568	50,016
Dallas County Partners II, LP	O	50.0%	12,968	13,251	14,424
Dallas County Partners III, LP	O	50.0%	116	—	29
Fountain Three	O/I/R	50.0%	24,657	32,204	34,236
RRHWoods, LLC	O/M	50.0%	84,015	80,198	84,067
Kessinger/Hunter, LLC	—	26.5%	7,442	—	834
4600 Madison Associates, LP	O	12.5%	17,000	11,881	12,592
Highwoods DLF 98/29, LP	O	22.8%	133,095	68,355	73,594
Highwoods DLF 97/26 DLF 99/32, LP	O	42.9%	92,756	49,458	54,388
Concourse Center Associates, LLC	O	50.0%	13,500	8,494	8,735
Plaza Colonnade, LLC	O/R	50.0%	71,359	64,642	66,273
Highwoods KC Glenridge Office, LP	O	40.0%	23,910	16,181	17,189
Highwoods KC Glenridge Land, LP	O	40.0%	780	—	118
Highwoods KC Orlando, LLC	O	40.0%	202,067	137,446	147,841
Highwoods DLF Forum, LLC	O	25.0%	115,503	67,500	71,596
Highwoods Development B, LLC	O	10.00%	3,495	—	103

Total			$838,435	$597,178	$636,472

			Highwoods’ Share of Joint Venture
Joint Venture	Type 1/	Own %	Total Assets	Debt	Total Liabilities
Board of Trade Investment Co.	O	49.00%	$3,706	$—	$214
Dallas County Partners I, LP	O/I	50.00%	14,105	23,784	25,008
Dallas County Partners II, LP	O	50.00%	6,484	6,626	7,212
Dallas County Partners III, LP	O	50.00%	58	—	15
Fountain Three	O/I/R	50.00%	12,329	16,102	17,118
RRHWoods, LLC	O/M	50.00%	42,008	40,099	42,034
Kessinger/Hunter, LLC	—	26.50%	1,972	—	221
4600 Madison Associates, LP	O	12.50%	2,125	1,485	1,574
Highwoods DLF 98/29, LP	O	22.81%	30,359	15,592	16,787
Highwoods DLF 97/26 DLF 99/32, LP	O	42.93%	39,820	21,232	23,349
Concourse Center Associates, LLC	O	50.00%	6,750	4,247	4,368
Plaza Colonnade, LLC	O/R	50.00%	35,680	32,321	33,137
Highwoods KC Glenridge Office, LP	O	40.00%	9,564	6,472	6,876
Highwoods KC Glenridge Land, LP	O	40.00%	312	—	47
Highwoods KC Orlando, LLC	O	40.00%	80,827	54,978	59,136
Highwoods DLF Forum, LLC	O	25.00%	28,871	16,872	17,896
Highwoods Development B, LLC	O	10.00%	350	—	10

Total 2/			$315,320	$239,810	$255,002

1/	The letters “O”, “I”, “R”, and “M” represent Office, Industrial, Retail, and Multi-Family, respectively.
2/	Highwoods’ share of equity from these tables will not equal Investments in Unconsolidated Affiliates on the Consolidated Balance Sheet due to various purchase accounting and related adjustments as well as negative investment balances reclassed to Liabilities, which are not reflected in the Joint Ventures’ stand-alone financial statements.

Highwoods Properties, Inc.	30	9/30/09

Unconsolidated Joint Ventures Income

For the Three Months Ended September 30, 2009

Dollars in thousands

		Venture’s Books
Joint Venture	Own %	Revenue	Operating Exp	Interest	Depr/Amort	Gain/(loss) on Sale	Net Income/ (Loss)
Board of Trade Investment Co.	49.00%	$753	$521	$—	$139	$—	$93
Dallas County Partners I, LP	50.00%	2,237	1,319	753	438	—	(273)
Dallas County Partners II, LP	50.00%	1,570	659	346	216	—	349
Dallas County Partners III, LP	50.00%	57	57	—	—	—	—
Fountain Three	50.00%	1,911	828	518	319	—	246
RRHWoods, LLC	50.00%	4,193	2,288	804	1,018	—	83
Kessinger/Hunter, LLC	26.50%	2,404	2,035	—	148	—	221
4600 Madison Associates, LP	12.50%	1,002	522	208	435	—	(163)
Highwoods DLF 98/29, LP	22.81%	3,914	1,769	1,136	1,143	—	(134)
Highwoods DLF 97/26 DLF 99/32, LP	42.93%	3,198	1,388	982	1,126	(463)	(761)
Concourse Center Associates, LLC	50.00%	466	128	155	78	—	105
Plaza Colonnade, LLC	50.00%	2,756	963	944	615	—	234
Highwoods KC Glenridge Office, LP	40.00%	674	434	207	199	—	(166)
Highwoods KC Glenridge Land, LP	40.00%	—	2	—	—	—	(2)
Highwoods KC Orlando, LLC	40.00%	7,682	3,662	1,812	1,680	—	528
Highwoods DLF Forum, LLC	25.00%	3,326	1,230	878	1,644	—	(426)
Highwoods Development B, LLC	10.00%	—	—	—	—	—	—

Total		$36,143	$17,805	$8,743	$9,198	$(463)	$(66)

		Highwoods’ Share of Joint Venture
Joint Venture	Own %	Revenue	Operating Exp	Interest	Depr/Amort	Gain/(loss) on Sale	Net Income/ (Loss)
Board of Trade Investment Co.	49.00%	$369	$255	$—	$68	$—	$46
Dallas County Partners I, LP	50.00%	1,119	659	377	219	—	(136)
Dallas County Partners II, LP	50.00%	785	329	173	108	—	175
Dallas County Partners III, LP	50.00%	28	28	—	—	—	—
Fountain Three	50.00%	955	414	259	160	—	122
RRHWoods, LLC	50.00%	2,097	1,144	402	509	—	42
Kessinger/Hunter, LLC	26.50%	637	540	—	39	—	58
4600 Madison Associates, LP	12.50%	125	65	26	55	—	(21)
Highwoods DLF 98/29, LP	22.81%	893	403	259	261	—	(30)
Highwoods DLF 97/26 DLF 99/32, LP	42.93%	1,373	595	421	483	(199)	(325)
Concourse Center Associates, LLC	50.00%	233	64	77	39	—	53
Plaza Colonnade, LLC	50.00%	1,378	481	471	307	—	119
Highwoods KC Glenridge Office, LP	40.00%	270	174	83	79	—	(66)
Highwoods KC Glenridge Land, LP	40.00%	—	1	—	—	—	(1)
Highwoods KC Orlando, LLC	40.00%	3,073	1,465	723	672	—	213
Highwoods DLF Forum, LLC	25.00%	832	308	220	411	—	(107)
Highwoods Development B, LLC	10.00%	—	—	—	—	—	—

Total 1/ 2/		$14,167	$6,925	$3,491	$3,410	$(199)	$142

1/	Highwoods’ share of Depreciation and Amortization from these tables will not equal Depreciation and Amortization of Real Estate Assets for Unconsolidated Affiliates on the Statement of Funds from Operations due to various purchase accounting and related adjustments, which are not reflected in the Joint Ventures’ stand-alone financial statements.
2/	Highwoods’ share of Net Income from these tables will not equal Equity in Earnings of Unconsolidated Affiliates on the Consolidated Income Statement due to various purchase accounting and related adjustments, which are not reflected in the Joint Ventures’ stand-alone financial statements.

Highwoods Properties, Inc.	31	9/30/09

Unconsolidated Joint Ventures Income

For the Nine Months Ended September 30, 2009

Dollars in thousands

		Venture’s Books
Joint Venture	Own %	Revenue	Operating Exp	Interest	Depr/Amort	Gain/(loss) on Sale	Net Income/ (Loss)
Board of Trade Investment Co.	49.00%	$1,885	$1,268	$—	$406	$—	$211
Dallas County Partners I, LP	50.00%	6,899	4,456	2,271	1,342	—	(1,170)
Dallas County Partners II, LP	50.00%	4,703	2,094	1,078	648	—	883
Dallas County Partners III, LP	50.00%	172	174	—	—	—	(2)
Fountain Three	50.00%	5,754	2,748	1,561	993	—	452
RRHWoods, LLC	50.00%	12,781	7,119	2,410	3,117	—	135
Kessinger/Hunter, LLC	26.50%	7,431	7,157	—	443	—	(169)
4600 Madison Associates, LP	12.50%	3,754	1,659	637	1,309	—	149
Highwoods DLF 98/29, LP	22.81%	12,669	4,968	3,517	3,503	3,426	4,107
Highwoods DLF 97/26 DLF 99/32, LP	42.93%	10,343	4,294	3,092	3,173	(463)	(679)
Concourse Center Associates, LLC	50.00%	1,435	393	468	231	—	343
Plaza Colonnade, LLC	50.00%	8,170	2,858	2,838	1,746	—	728
Highwoods KC Glenridge Office, LP	40.00%	2,057	1,210	617	553	—	(323)
Highwoods KC Glenridge Land, LP	40.00%	—	9	—	—	—	(9)
Highwoods KC Orlando, LLC	40.00%	24,010	10,525	5,461	5,306	—	2,718
Highwoods DLF Forum, LLC	25.00%	10,278	3,578	2,634	4,375	—	(309)
Highwoods Development B, LLC	10.00%	—	—	—	—	—	—

Total		$112,341	$54,510	$26,584	$27,145	$2,963	$7,065

		Highwoods’ Share of Joint Venture
Joint Venture	Own %	Revenue	Operating Exp	Interest	Depr/Amort	Gain/(loss) on Sale	Net Income/ (Loss)
Board of Trade Investment Co.	49.00%	$924	$621	$—	$199	$—	$104
Dallas County Partners I, LP	50.00%	3,450	2,228	1,136	671	—	(585)
Dallas County Partners II, LP	50.00%	2,352	1,047	539	324	—	442
Dallas County Partners III, LP	50.00%	86	87	—	—	—	(1)
Fountain Three	50.00%	2,877	1,374	781	497	—	225
RRHWoods, LLC	50.00%	6,391	3,560	1,205	1,559	—	67
Kessinger/Hunter, LLC	26.50%	1,969	1,897	—	117	—	(45)
4600 Madison Associates, LP	12.50%	469	207	80	164	—	18
Highwoods DLF 98/29, LP	22.81%	2,890	1,133	802	799	781	937
Highwoods DLF 97/26 DLF 99/32, LP	42.93%	4,440	1,843	1,327	1,362	(199)	(291)
Concourse Center Associates, LLC	50.00%	718	197	234	116	—	171
Plaza Colonnade, LLC	50.00%	4,085	1,429	1,418	873	—	365
Highwoods KC Glenridge Office, LP	40.00%	823	484	247	221	—	(129)
Highwoods KC Glenridge Land, LP	40.00%	—	4	—	—	—	(4)
Highwoods KC Orlando, LLC	40.00%	9,604	4,210	2,183	2,122	—	1,089
Highwoods DLF Forum, LLC	25.00%	2,570	895	659	1,094	—	(78)
Highwoods Development B, LLC	10.00%	—	—	—	—	—	—

Total 1/ 2/		$43,648	$21,216	$10,611	$10,118	$582	$2,285

1/	Highwoods’ share of Depreciation and Amortization from these tables will not equal Depreciation and Amortization of Real Estate Assets for Unconsolidated Affiliates on the Statement of Funds from Operations due to various purchase accounting and related adjustments, which are not reflected in the Joint Ventures’ stand-alone financial statements.
2/	Highwoods’ share of Net Income from these tables will not equal Equity in Earnings of Unconsolidated Affiliates on the Consolidated Income Statement due to various purchase accounting and related adjustments, which are not reflected in the Joint Ventures’ stand-alone financial statements.

Highwoods Properties, Inc.	32	9/30/09

Joint Ventures Long-Term Debt Detail 1/

Dollars in thousands

Joint Venture	Own %	Lender	Interest Rate	Maturity Date	Loan Balance 9/30/09
Dallas County Partners I, LP	50.0%	Massachusetts Mutual Life Ins. Co.	6.19%	Aug-18	$40,605
Dallas County Partners I, LP	50.0%	Regions	6.30%	Jun-14	3,351
Dallas County Partners I, LP	50.0%	Thrivent	8.45%	Aug-10	1,513
Dallas County Partners I, LP	50.0%	Bankers Trust	8.00%	Jul-11	1,114
Dallas County Partners I, LP	50.0%	Sun Life	5.92%	Feb-16	985

			6.31%		47,568
Dallas County Partners II, LP	50.0%	Principal Life Insurance Company	10.19%	Jun-13	13,251
Fountain Three	50.0%	Massachusetts Mutual Life Ins. Co.	6.19%	Aug-18	16,208
Fountain Three	50.0%	Thrivent	7.00%	Sep-12	5,027
Fountain Three	50.0%	Thrivent	6.01%	Sep-17	3,588
Fountain Three	50.0%	Thrivent	6.01%	Sep-17	3,588
Fountain Three	50.0%	Lehman Brothers	6.94%	Aug-09	3,793

			6.36%		32,204
RRHWoods, LLC	50.0%	Bank of America	6.80%	Sep-12	25,773
RRHWoods, LLC	50.0%	Industrial Revenue Bonds /2	0.54%	Nov-15	23,000
RRHWoods, LLC	50.0%	Massachusetts Mutual Life Ins. Co.	5.85%	Mar-16	8,219
RRHWoods, LLC	50.0%	Industrial Revenue Bonds /2	0.48%	Sep-15	6,000
RRHWoods, LLC	50.0%	Industrial Revenue Bonds /2	0.37%	Nov-15	5,500
RRHWoods, LLC	50.0%	Massachusetts Mutual Life Ins. Co.	6.19%	Aug-18	4,484
RRHWoods, LLC	50.0%	UNUM Life Insurance Company	5.67%	Mar-17	3,871
RRHWoods, LLC	50.0%	Regions	6.30%	Jun-14	3,351

			3.88%		80,198
Plaza Colonnade, LLC	50.0%	Met Life	5.72%	Jan-17	47,437
Plaza Colonnade, LLC	50.0%	Tax Incremental Financing	5.90%	Mar-24	12,345
Plaza Colonnade, LLC	50.0%	Tax Incremental Financing	6.00%	Mar-16	4,350
Plaza Colonnade, LLC	50.0%	Tax Incremental Financing	5.38%	Mar-10	510

			5.77%		64,642
Highwoods KC Orlando, LLC	40.0%	Met Life	5.21%	Jul-14	137,446
Highwoods DLF Forum, LLC	25.0%	Jackson National Life Insurance Company	5.13%	Nov-13	67,500
Highwoods DLF 97/26 DLF 99/32, LP	42.9%	Massachusetts Mutual Life Ins. Co.	7.66%	May-12	49,458
Highwoods DLF 98/29, LP	22.8%	USG Annuity & Life Company	6.78%	Apr-11	40,705
Highwoods DLF 98/29, LP	22.8%	Goldman Sachs	6.11%	Jul-17	27,650
Highwoods KC Glenridge Office	40.0%	Wachovia	4.84%	May-14	16,181
4600 Madison Associates, LLC	12.5%	State Farm	6.85%	Apr-18	11,881
Concourse Center Associates, LLC	50.0%	Lincoln National Life Insurance Co.	6.95%	Jul-10	8,494

			5.86%		359,315

			5.74%		$597,178

Highwoods’ share of the above					$239,810

1/	Excludes loans related to two “consolidated” joint ventures.
2/	Floating rate loan based on market rates.

Highwoods Properties, Inc.	33	9/30/09

Joint Ventures Portfolio Summary

As of September 30, 2009

Summary by Location:

			Percentage of Annualized Cash Revenue
	Rentable Square Feet		Highwoods’ Share Only 1/
Market		Occupancy	Office	Industrial	Retail	Multi-Family	Total
Des Moines 2/	2,506,000	87.0%	26.9%	4.2%	0.7%	3.5%	35.3%
Orlando	1,852,000	87.3%	29.2%	—	—	—	29.2%
Atlanta	835,000	72.9%	10.1%	—	—	—	10.1%
Kansas City	719,000	82.7%	8.2%	—	—	—	8.2%
Raleigh	814,000	91.9%	7.5%	—	—	—	7.5%
Richmond	413,000	98.6%	5.0%	—	—	—	5.0%
Tampa	205,000	94.2%	2.1%	—	—	—	2.1%
Piedmont Triad	258,000	60.7%	1.9%	—	—	—	1.9%
Charlotte	148,000	100.0%	0.7%	—	—	—	0.7%

Total 3/	7,750,000	85.8%	91.6%	4.2%	0.7%	3.5%	100.0%

1/	Annualized Cash Revenue is September, 2009 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
2/	Excludes 418 apartment units and related occupancy percentage of 95.0%.
3/	Includes 618,000 square feet of properties in joint ventures that are consolidated.

Highwoods Properties, Inc.	34	9/30/09

Joint Ventures Lease Expirations

September 30, 2009

Dollars in thousands

Year	Rentable Square Feet Expiring 1/	Percent of Rentable Square Feet 1/	Annualized Cash Revenue 2/	Average Rental Rate	Percent of Annualized Cash Revenue 2/
Total
2009	69,893	1.1%	$1,323	$18.93	1.0%
2010	793,314	12.0%	14,966	18.87	10.9%
2011	1,100,791	16.7%	23,019	20.91	16.8%
2012	538,132	8.1%	12,219	22.71	8.9%
2013	1,225,564	18.6%	26,467	21.60	19.4%
2014	959,689	14.5%	22,241	23.18	16.2%
2015	770,595	11.7%	14,763	19.16	10.8%
2016	88,660	1.3%	1,673	18.87	1.2%
2017	629,549	9.5%	13,598	21.60	9.9%
2018	78,634	1.2%	1,789	22.75	1.3%
2019 and thereafter	349,575	5.3%	4,921	14.08	3.6%

	6,604,396	100.0%	$136,979	$20.74	100.0%

1/	Includes square feet expiring in properties in joint ventures that are consolidated.
2/	Annualized Cash Revenue is September, 2009 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Highwoods Properties, Inc.	35	9/30/09

Joint Venture Acquisition and Disposition Activity

Dollars in thousands

Acquisitions

Name	Own %	Market	Type	Date Acquired	Square Footage	Total Cost

First quarter 2009:
None

Second quarter 2009:
None

Third quarter 2009:
None

Dispositions
Name	Own %	Market	Type 1/	Date Sold	Square Footage	Occupancy	Gross Sales Price
First quarter 2009:
None
Second quarter 2009:
Automatic Data Processing	22.8%	Baltimore	O	04/15/09	110,000	100.0%	$14,800

Second quarter totals					110,000	100.0%	$14,800

Third quarter 2009:
Corporate Square	42.9%	Winston-Salem	O	07/24/09	106,000	0.0%	$7,100

Third quarter totals					106,000	0.0%	$7,100

2009 totals					216,000	50.9%	$21,900

1/	The letter “O” represents Office.

Highwoods Properties, Inc.	36	9/30/09

Joint Venture Development Activity

Dollars in thousands

In Progress

Property	% Ownership	Market	Rentable Square Feet	Anticipated Total Investment	Investment @ 09/30/09	Pre- Leasing	Estimated In-Service Date
Charlotte GSA	10%	Charlotte	171,460	$46,493	$3,494	100%	3Q11

In Progress Total				$46,493	$3,494

Highwoods’ Share of the above				$4,649	$349

Highwoods Properties, Inc.	37	9/30/09